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                              NATIONS FUNDS TRUST

                           NATIONS MANAGED INDEX FUND
                           NATIONS SMALL COMPANY FUND
                           NATIONS MIDCAP GROWTH FUND

                         SUPPLEMENT DATED JULY 7, 2003
              TO PROSPECTUSES DATED AUGUST 1, 2002 AS SUPPLEMENTED

  I. NATIONS MANAGED INDEX FUND. Effective August 1, 2003, Nations Managed Index Fund will change its name to Nations LargeCap Enhanced Core Fund. All prospectuses for all share classes of Nations Managed Index Fund are hereby supplemented to reflect this name change.

  II. NATIONS SMALL COMPANY FUND. Effective August 1, 2003, Nations Small Company Fund will become a feeder fund in a master-feeder structure. As of that date, it will begin investing all of its assets in Nations Small Company Master Portfolio.

  III. NATIONS MIDCAP GROWTH FUND. Effective August 1, 2003, the prospectuses for all share classes of Nations MidCap Growth Fund are hereby supplemented by replacing the discussion of the Fund under the heading "ABOUT THE FUNDS" with the discussion below, which reflects changes to the investment objective and principal investment strategies of the Fund.

NATIONS MIDCAP GROWTH FUND

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ABOUT THE ADVISER

BACAP IS THIS FUND'S ADVISER. BACAP'S SMALL&MIDCAP GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.

WHAT IS A MIDCAP GROWTH FUND?

A MIDCAP GROWTH FUND INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.

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
(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. companies whose market capitalizations are within the range of companies within the Russell MidCap Growth Index (currently between $399 million and $18 billion) and that are believed to have the potential for long-term growth. The
                   Fund usually holds 75 to 130 equity securities.
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The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  - company meetings/conferences

  - independent industry analysis

  - quantitative analysis

  - Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  - gaining an in-depth understanding of the company's business

  - evaluating the company's growth potential, risks and competitive strengths

  - discussing its growth strategy with company management

  - validating the growth strategy with external research

The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

In actively managing the portfolio, the team considers the characteristics of the Russell MidCap Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

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The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

JUN03SUPP-0603

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